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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 1998




                            THE TIMES MIRROR COMPANY
               (Exact Name of Registrant as Specified in Charter)


           Delaware                                1-13492                              95-4481525
  (State or Other Jurisdiction             (Commission File Number)                   (I.R.S. Employer
       of Incorporation)                                                             Identification No.)

            Times Mirror Square                                     90053
          Los Angeles, California
  (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (213) 237-3700

                                      None
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

In a press release dated July 31, 1998, The Times Mirror Company ("Times Mirror") announced the completion of the acquisition by Reed Elsevier plc of the Company's legal publisher Matthew Bender & Company and its 50 percent ownership interest in legal citation provider Shepard's.

Attached as Exhibit 99 and incorporated herein by reference to this Form 8-K is a copy of the press release dated July 31, 1998 of Times Mirror.

ITEM 7.  EXHIBITS

                  (c)      Exhibit

                               99           Press release issued by The Times
                                            Mirror Company on July 31, 1998.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE TIMES MIRROR COMPANY



Date:  August 3, 1998                       By: /s/ THOMAS UNTERMAN
                                               ---------------------------------
                                               THOMAS UNTERMAN
                                               Executive Vice President and
                                               Chief Financial Officer



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